                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   WSMP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   WSMP, INC.
                          1 WSMP DRIVE, P. O. BOX 399
                        CLAREMONT, NORTH CAROLINA 28610

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders of
WSMP, Inc.


     A Special Meeting of Shareholders of WSMP, Inc. will be held at the Gateway Hotel, 909 Highway 70, S.W., Hickory, North Carolina 28602, on May 7, 1998, at 10:00 a.m., Eastern Daylight Savings Time, to take action on the following matters:



          1. To act upon a proposal to increase the membership of the Board of Directors from nine to eleven.



          2. To ratify a proposal to change the corporate name from WSMP, Inc. to Fresh Foods, Inc.


     The Board of Directors has fixed the close of business on April 15, 1998, as the record date for determining shareholders entitled to notice of and to vote at the meeting. Only shareholders of record at the close of business on that date are entitled to vote at that meeting.

     WSMP, Inc. hopes that as many shareholders as possible will personally attend the meeting. Whether or not you plan to attend, please complete the enclosed proxy card and sign, date and return it promptly so that your shares will be represented. Sending in your proxy will not prevent your voting in person at the meeting.

                                        By Order of the Board of Directors,

                                        /s/ James C. Richardson, Jr.

                                        James C. Richardson, Jr.


                                        Vice Chairman of the Board and Chief
                                        Executive Officer


Claremont, North Carolina

April 27, 1998

                                   WSMP, INC.
                          1 WSMP DRIVE, P. O. BOX 399
                        CLAREMONT, NORTH CAROLINA 28610

                             ---------------------

                              WSMP SPECIAL MEETING
                                PROXY STATEMENT
                             ---------------------

GENERAL


     This Proxy Statement is first being mailed to the WSMP Shareholders on or about April 27, 1998 and is accompanied by the Notice of Special Meeting of Shareholders and a form of proxy that is solicited by the WSMP Board for use at the Special Meeting to be held on May 7, 1998, at 10:00 a.m., local time, at the Gateway Hotel, 909 Highway 70, S.W., in Hickory, North Carolina, and at any adjournments or postponements thereof.


MATTERS TO BE CONSIDERED


     At the Special Meeting, Shareholders will be asked to consider and vote upon a proposal increasing the number of directors from 9 to 11, and staggering their terms consistent with the terms of present directors. In addition to the Board Expansion, the Shareholders will be asked to consider and vote upon a proposal to change WSMP's name to Fresh Foods, Inc. The Board Expansion and the Name Change are referred to herein together as the "Matters". The Shareholders also may be asked to vote upon a proposal to adjourn or postpone the Special Meeting, which adjournment or postponement could be used for the purpose, among others, of allowing additional time for the soliciting of additional votes to approve the Matters.


SOLICITATION OF PROXIES


     A holder of Common Stock may use the accompanying proxy if such shareholder is unable to attend the Special Meeting in person or wishes to have his or her shares voted by proxy even if such shareholder does attend the meeting. A Shareholder may revoke any proxy given pursuant to this solicitation by delivering to the Secretary of WSMP, prior to or at the Special Meeting, a written notice revoking the proxy or a duly executed proxy relating to the same shares bearing a later date; however, attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy. All written notices of revocation and other communications with respect to the revocation of proxies should be addressed to: Secretary, WSMP, Inc., 1 WSMP Drive, Claremont, North Carolina 28610. For such notice of revocation or later proxy to be valid, however, it must actually be received by WSMP prior to the vote of the Shareholders at the Special Meeting. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of approval of the Matters. The WSMP Board is unaware of any other matters that may be presented for action at the Special Meeting. If other matters do properly come before the Special Meeting, however, it is intended that shares represented by proxies in the accompanying form will be voted or not voted by the persons named in the proxies in their discretion, provided that no proxy that is voted against approval and adoption of the Matters will be voted in favor of any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies.


     The entire cost of soliciting proxies will be borne by WSMP. In addition to the solicitation of the proxies by mail, WSMP will request banks, brokers and other record holders to send proxies and proxy material to the beneficial owners of the stock and secure their voting instructions, if necessary. WSMP will reimburse such record holders for their reasonable expenses in doing so. If necessary, WSMP may also use several of its regular employees, who will not be specially compensated, to solicit proxies from shareholders, either personally or by telephone, telegram, facsimile or special delivery letter.

RECORD DATE AND VOTING RIGHTS


     Pursuant to North Carolina law, April 15, 1998 has been fixed as the record date for determination of Shareholders entitled to notice of and to vote at the Special Meeting. Accordingly, only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting. The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 5,902,619. On the Record Date, there were approximately 923 holders of record of Common Stock. In accordance with North Carolina law, abstentions from voting will be counted for purposes of determining whether a quorum exists at the Special Meeting. Furthermore, shares represented in proxies returned by a broker holding such shares in nominee or "street" name will be counted for purposes of determining whether a quorum exists, even if such shares are not voted in matters where discretionary voting by the broker is not allowed ("broker non-votes"). In addition, abstentions from voting and broker non-votes will not be deemed to have been cast either "for" or "against" the proposals considered at the meeting and, therefore, will have no effect on the adoption of such proposals.


     Each share of Common Stock entitles its holder to one vote. The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve the Matters, provided that a majority of the shares entitled to vote are represented at the Special Meeting in person or by proxy.


PRINCIPAL SHAREHOLDERS



     The following table sets forth, as of April 15, 1998, information relative to Company common stock ownership by (i) each person known by the Company's management to own beneficially 5.0% or more of the total outstanding shares of Company common stock, (ii) each director of the Company, (iii) each named executive officer of the Company and (iv) all directors and executive officers of the Company as a group.



                                                               AS OF APRIL 15, 1998
                                          ---------------------------------------------------------------
                                           SHARES      PERCENTAGE OF         SHARES         PERCENTAGE OF
            NAME AND ADDRESS                OWNED       OUTSTANDING           OWNED          OUTSTANDING
          OF BENEFICIAL OWNER             OF RECORD        SHARES        BENEFICIALLY(1)      SHARES(1)
----------------------------------------  ---------    --------------    ---------------    -------------
RSH Management, Inc.....................   918,312          15.5               918,312          13.6
  P. O. Box 399                             (2)(4)                              (2)(4)
  Claremont, NC 28610
HERTH Management, Inc...................   300,923           5.1             1,219,235          18.1
  P. O. Box 399                             (3)(4)                              (2)(4)
  Claremont, NC 28610
Columbia Hill, LLC(5)...................    42,799             *             1,262,034          18.7
  P.O. Box 39                                                                   (2)(3)
  Claremont, NC 28610
Capital Factors, Inc.(6)................   125,000           2.1             1,344,235          19.9
  3200 Devine Street                                                            (2)(3)
  Columbia, SC 29205
Richard F. Howard.......................       390             *               115,309           1.7
  P. O. Box 399
  Claremont, NC 28610
James C. Richardson, Jr.................     7,500             *             1,609,534          23.9
  P. O. Box 399                                                           (2)(3)(5)(6)
  Claremont, NC 28610
David R. Clark..........................     1,250             *             1,545,784          22.9
  P. O. Box 399                                                              (2)(3)(5)
  Claremont, NC 28610
Gregory A. Edgell.......................     1,875             *             1,386,110          20.6
  3200 Devine Street                           (7)                        (2)(3)(6)(7)
  Columbia, SC 29205
James M. Templeton......................     4,237             *             1,288,472          19.1
  P O. Box 399                                                                  (2)(3)
  Claremont, NC 28610

                                                               AS OF APRIL 15, 1998
                                          ---------------------------------------------------------------
                                           SHARES      PERCENTAGE OF         SHARES         PERCENTAGE OF
            NAME AND ADDRESS                OWNED       OUTSTANDING           OWNED          OUTSTANDING
          OF BENEFICIAL OWNER             OF RECORD        SHARES        BENEFICIALLY(1)      SHARES(1)
----------------------------------------  ---------    --------------    ---------------    -------------
Larry D. Hefner.........................    10,000             *             1,229,235          18.2
  P.O. Box 519                                                               (2)(3)(5)
  Claremont, NC 28610
Lewis C. Lanier.........................       -0-           -0-                15,000             *
  Route 5, Box 863
  Orangeburg, SC 29115
William R. McDonald, III................       -0-           -0-                15,000             *
  1004 North Center Street
  Hickory, NC 28601
E. Edwin Bradford.......................     1,250             *                16,250             *
  361 Tenth Avenue Drive, NE
  Hickory, NC 28603
Bobby G. Holman.........................       -0-           -0-                15,000             *
  P. O. Box 399
  Claremont, NC 28610
Richard F. Hendrickson..................     7,500             *                22,500             *
  P. O. Box 10007
  Raleigh, NC 27605
L. Dent Miller..........................   520,801           8.8               570,801           8.4
  P. O. Box 399
  Claremont, NC 28610
Charles F. Connor, Jr...................   560,778(8)        9.5               560,778(8)        8.3
  P. O. Box 517
  Claremont, NC 28610
All directors and executive officers as
  a group (12 persons)..................   554,803           9.4             2,609,038          38.7


---------------


  * Less than one percent.


(1) The persons named herein own presently exercisable options to purchase a total of 835,000 shares, which shares are deemed to be owned beneficially by the respective optionees.


(2) All of the shares held by RSH are also deemed to be owned beneficially by each of its shareholders. RSH has informed the Company that voting or disposition of its shares may only be effected by the consent of the holders of a majority of its outstanding shares. The shareholders of RSH, and their ownership percentages of RSH, are Messrs. Richardson (0.4%), Edgell (0.4%), Templeton (0.2%), Columbia (0.9%) and HERTH (98.1%). Beneficial ownership of other than a pro rata interest in the shares is disclaimed by each shareholder of RSH.


(3) The shares held by HERTH are also deemed to be owned beneficially by each of its shareholders. HERTH has informed the Company that voting or disposition of its shares may only be effected by the consent of the holders of a majority of its outstanding shares. The shareholders of HERTH, and their ownership percentages of HERTH, are Richardson (22.0%), Templeton (11.0%), Edgell (22.0%) and Columbia (45.0%). Beneficial ownership of other than a pro rata interest in the shares is disclaimed by each shareholder of HERTH.


(4) The RSH listing includes 148,676 shares held by HERTH for the benefit of RSH. The HERTH listing excludes these shares.

(5) Columbia Hill, LLC ("Columbia") is a North Carolina limited liability company whose owners are Messrs. Clark (45.0%), Richardson (40.0%) and Hefner (15.0%).


(6) Capital Factors, Inc. ("Capital Factors") is a South Carolina corporation whose shareholders are Messrs. Richardson (50.0%) and Edgell (50.0%). All of the shares held by Capital Factors are also deemed to be owned beneficially by each of its shareholders. Capital Factors has informed the Company that voting or disposition of its shares may only be effected by the consent of the holders of a majority of its outstanding shares. Beneficial ownership of other than a pro rata interest in the shares is disclaimed by each shareholder of Capital Factors.


(7) Includes 625 shares held by spouse as custodian for minor children. Beneficial ownership of such shares is disclaimed.


(8) Includes 21,868 shares held by spouse. Beneficial ownership of such shares is disclaimed.


EXPANSION OF BOARD OF DIRECTORS (PROXY ITEM NO. 1)


     The Board of Directors proposes the amendment of the Company's Bylaws to increase the number of directors from 9 to 11. Under this proposal, Class I and Class III would be increased from three directors to four, and Class II would remain at three directors. The Board of Directors is currently recruiting new Board Members to fill the two new seats created by this action, as well as an additional vacancy created by the recent resignation of director Richard F. Hendrickson for business reasons. Any new director appointed by the Board of Directors would be subject to election by the Shareholders at the Annual Meeting of Shareholders in June, 1998.


     Upon the adoption of Proxy Item No. 1, the makeup of the WSMP Board would be as follows:


      TERM EXPIRING           TERM EXPIRING             TERM EXPIRING
       JUNE, 1998               JUNE, 1999               JUNE, 2000
      -------------           -------------             -------------
  Richard F. Howard      James C. Richardson, Jr.  David R. Clark
  James M. Templeton     Bobby G. Holman           William R. McDonald III
  E. Edwin Bradford      Vacant                    Lewis C. Lanier
  New                                              New


     The Board has determined that an eleven-member board would provide for more diversity of opinion and will give the Board greater collective insight into matters before it. The Board does not anticipate any significant inconvenience in assembling a larger board.

     The affirmative vote of the holders of at least a majority of the shares of common stock entitled to vote and present at the meeting is required for approval of the proposal. The Board of Directors recommends that the Shareholders vote FOR the proposal. Proxies, unless indicated to the contrary, will be voted FOR the proposal.


NAME CHANGE (PROXY ITEM NO. 2)


     The Shareholders are asked to consider and vote upon the change of the Company's name from WSMP, Inc. to Fresh Foods, Inc. The Board of Directors has unanimously approved such a change.

     This change of name is being requested for several reasons. First, the present corporate name gives no indication what industries or products WSMP is associated with. "Fresh Foods, Inc." immediately identifies the Company with the food service industry, and projects a positive image about the food products the Company produces. Management feels that this new name would be easier to remember and repeat by new or potential shareholders.


     Second, the new name acknowledges that the Company is more than a restaurant company. When the Company's pending acquisition of Tyson Foods, Inc.'s Pierre Foods division is complete, WSMP's prepared foods division will play a much larger role in Company revenues than its restaurant division will.



     Third, WSMP's market makers and advisors have recommended a strong name which will give the Company a recognized identity in the marketplace.

     The proposed change should have no major impact on the Company's business, other than to make it more recognizable, and emphasize its corporate identity as a multi-faceted food service company, and de-emphasize its identity with particular restaurant concepts.

     The affirmative vote of the holders of a least a majority of the shares of common stock entitled to vote and present at the meeting is required for approval of the proposal. The Board of Directors recommends that the Shareholders vote FOR the proposal. Proxies, unless indicated to the contrary, will be voted FOR the proposal.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Deloitte & Touche LLP has served as independent auditors for the Company since 1982. A representative of Deloitte & Touche LLP will attend the Special Meeting to respond to appropriate questions raised by Shareholders.

SHAREHOLDER PROPOSALS

     The Company welcomes comments or suggestions from its Shareholders, including any recommendations Shareholders may have as to future directors of the Company.


     In the event that a Shareholder desires to have a proposal formally considered at an Annual Shareholders' Meeting, and included in the Proxy Statement for that meeting, the proposal must be submitted to the Secretary of WSMP in accordance with the applicable regulations of the Securities and Exchange Commission. The deadline has passed for inclusion of proposals at the 1998 Annual Shareholders' Meeting. The deadline for proposals to be considered at the 1999 Annual Shareholders' Meeting is February 26, 1999. A proposal must be received by that date in order to be included in WSMP's proxy materials for that annual meeting.


OTHER MATTERS

     As of the date of this Proxy Statement, the WSMP Board knows of no matters that will be presented for consideration at the Special Meeting other than as described in this Proxy Statement. If any other matters shall properly come before the Special Meeting, or any adjournment or postponement of the Special Meeting and be voted upon, then the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the management of WSMP.

                                                                        APPENDIX

                                   WSMP, INC.
                                  1 WSMP DRIVE
                        CLAREMONT, NORTH CAROLINA 28610


    THIS PROXY IS SOLICITED ON BEHALF OF WSMP'S BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 1998, AT 10:00 A.M.



    The undersigned hereby appoints Richard F. Howard, James C. Richardson, Jr., David R. Clark and James E. Harris, and each or any of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of Common Stock that the undersigned may be entitled to vote at the Special Meeting of Shareholders to be held in Hickory, North Carolina, on May 7, 1998, at 10:00 a.m., or at any adjournment or postponement thereof. The undersigned further authorizes such proxies to vote in their discretion upon such matters as may properly come before such Special Meeting or any adjournment or postponement thereof. Receipt of Notice of the Special Meeting of Shareholders and of the Proxy Statement is hereby acknowledged.



    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE WSMP BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" SUCH PROPOSALS.


    1. A proposal to increase the membership of the Board of Directors, as set forth in the Proxy Statement:

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN


                    (Continued and to be signed on reverse)



    2. A proposal to change the Company's name from WSMP, Inc. to Fresh Foods, Inc.


    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

                                                Dated:                   , 1998.
                                                  ------------------------------

                                                --------------------------------

                                                --------------------------------
                                                  Signature of Shareholder(s)

                                                Important: Please sign exactly
                                                as your name(s) appears hereon.
                                                Where shares are held jointly,
                                                both holders should sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your full
                                                title as such. If the holder is
                                                a corporation, execute in full
                                                corporate name by authorized
                                                officer.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.